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                                                                    Exhibit 10.5


               AMENDMENT TO THE SECURED REVOLVING PROMISSORY NOTE


         This AMENDMENT TO THE SECURED REVOLVING PROMISSORY NOTE (the "Amendment") is entered into as of December 8, 2001 ("Amendment Date"), by and between MAXIM PHARMACEUTICALS, INC. ("Company"), a Delaware Corporation, at 8899 University Center Lane, Suite 400, San Diego, California 92122 and LARRY G. STAMBAUGH ("Executive") at [***]. DEFINED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS IN THE SECURED REVOLVING PROMISSORY NOTE DATED ON OR ABOUT DECEMBER 8, 2000 ("PROMISSORY NOTE").

                    RECITALS AND DESCRIPTION OF EXISTING NOTE

         WHEREAS, Executive has an Outstanding Balance of $2,850,000 for Advances made plus accrued interest of $195,382 ("Accrued Interest") owed to the Company pursuant to the Promissory Note; and

         WHEREAS, Executive and the Company desire to amend certain provisions of the Promissory Note.

         NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants set forth herein, the parties agree as follows:

                             AMENDMENTS TO AGREEMENT

1. DEFINITIONS - Section 1.1 Definitions. - "Maturity Date" is hereby amended and restated in its entirety as follows: "Maturity Date" means December 8, 2002.

2. LOAN AND TERMS OF PAYMENT - Section 2.3 Interest. Is hereby amended in part to provide that interest shall accrue after the Amendment Date at the per annum rate equal to four percent (4.00%). Accrued Interest at the Amendment Date will remain outstanding and along with additional interest incurred after the Amendment Date, if any, will be due and payable on the Maturity Date, as amended herein.

3. SECURITY. - Section 3.1 Grant of Security Interest. Exhibit A to the Promissory Note is replaced in its entirety with the amended Exhibit A attached hereto.

4. CONTINUING VALIDITY - Section 4.1 Executive understands and agrees that in entering into this Amendment, the Company is relying upon Executive's agreements as set forth in the Promissory Note. Except as expressly modified pursuant to this Amendment, the terms of the Promissory Note and any related loan documents remain unchanged and in full force and effect. In the event of a conflict between this Amendment and the Promissory Note, this Amendment shall govern. This Amendment in no way shall obligate the Company to make any future modifications to the Promissory Note.


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         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of the day and year first above written.


                                             EXECUTIVE

                                              /s/ Larry G. Stambaugh
                                             -----------------------------------
                                             Larry G. Stambaugh




                                             MAXIM PHARMACEUTICALS, INC.


                                              /s/ Dale A. Sander
                                             -----------------------------------
                                             Dale A. Sander
                                             Chief Financial Officer